UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2006

SMART ONLINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor Durham, North Carolina (Address of principal executive offices)	27713 (Zip Code)

Registrant’s telephone number, including area code: (919) 765-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

During October 2005 the undersigned registrant acquired each of Computility, Inc. and iMart Incorporated. The Computility, Inc. acquisition was reported in a Current Report on Form 8-K filed October 7, 2005, as amended by a Form 8-K/A filed on December 20, 2005, and the iMart Incorporated acquisition was reported in a Current Report on Form 8-K filed October 25, 2005, as amended by a Form 8-K/A filed on December 16, 2005. Each of the Forms 8-K/A reported the unaudited financial statements for the acquired companies for the six-month period ended June 30, 2005. The undersigned registrant is filing this Current Report on Form 8-K to report the unaudited financial statements for each of Computility, Inc. and iMart Incorporated for the nine-month period ended September 30, 2005.

The following unaudited financial statements of Computility, Inc. are included as Exhibit 99.1:

Independent Accountants’ Report

Balance Sheets as of September 30, 2005 (unaudited), December 31, 2004 and 2003

Statements of Income for the nine month periods ended September 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Statements of Cash Flows for the nine month periods ended September 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Statements of Stockholders' Equity for the nine month period ended September 30, 2005 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Notes to Financial Statements

The following unaudited financial statements of iMart Incorporated are included as Exhibit 99.2:

Independent Accountants’ Report

Balance Sheets as of September 30, 2005 (unaudited), December 31, 2004 and 2003

Statements of Income for the nine month periods ended September 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Statements of Cash Flows for the nine month periods ended September 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Statements of Stockholders' Equity for the nine month period ended September 30, 2005 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Notes to Financial Statements

The following pro forma financial information of Smart Online giving effect to the acquisitions of Computility, Inc. and iMart Incorporated is included as Exhibit 99.3:

Introduction

Pro Forma Balance Sheets as of September 30, 2005 (unaudited)

Pro Forma Statements of Operations for the nine months ended September 30, 2005 (unaudited)

Pro Forma Statements of Operations for the year ended December 31, 2004 (unaudited)

Notes to Unaudited Pro Forma Condensed Combined Financial Statements (unaudited)

9.01(c) Index to Exhibits

Exhibit No.	Item
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited and unaudited financial statements of Computility, Inc. as of September 30, 2005
99.2	Audited and unaudited financial statements of iMart Incorporated as of September 30, 2005
99.3	Pro forma financial information of Smart Online, Inc., Computility, Inc. and iMart Incorporated prepared as of September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ONLINE, INC.

Date: January 11, 2006	/s/ Michael Nouri
Michael Nouri, President and Chief Executive Officer